UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2007
The Lamson & Sessions Co.

(Exact name of registrant as specified in its charter)

Ohio	001-00313	34-0349210

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25701 Science Park Drive, Cleveland, Ohio	44122-7313

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (216) 464-3400

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On March 9, 2007, John B. Schulze, Chairman of the Board and Director of The Lamson & Sessions Co. (the “Company”), informed the Company of his intent to retire as an employee of the Company effective upon the earlier of the Company’s 2007 annual meeting of shareholders or April 30, 2007. Mr. Schulze will continue to serve as a Director of the Company and will serve as non-executive Chairman of the Board.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LAMSON & SESSIONS CO.

By:	/s/ Michael J. Merriman, Jr.

Name: Michael J. Merriman, Jr.
Title: Chief Executive Officer and President
Dated: March 15, 2007

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